SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 17, 2013

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Certain wholly owned subsidiaries of First Potomac Realty Investment Limited Partnership, the operating partnership (the “Operating Partnership”) of First Potomac Realty Trust (the “Company”), entered into two separate contracts, which are described in further detail below, to sell a total of 24 industrial properties (comprising the majority of the Company’s industrial portfolio), consisting of an aggregate of approximately 4.3 million square feet, approximately 2.6 million square feet of which is located in Southern Virginia. The aggregate sales price under the contracts for the 24 industrial properties is $259.0 million. As noted above, the dispositions consist of two independent transactions, one of which (the sale of I-66 Commerce Center) closed on May 7, 2013, as described in more detail under Item 8.01 below. The remainder of the portfolio, representing approximately 4.0 million square feet, is being sold to an affiliate of Blackstone Real Estate Partners VII (“Blackstone”). The Company intends to use proceeds from the sales primarily to repay outstanding indebtedness, including amounts outstanding under its unsecured revolving credit facility and certain mortgage and other indebtedness secured by the industrial properties.

Specifically, on May 17, 2013, certain wholly owned subsidiaries of the Operating Partnership (collectively, the “Sellers”) entered into a definitive purchase and sale agreement (the “Sale Agreement”) with BRE/Industrial Acquisition Holdings 1, L.L.C. (the “Purchaser”), an affiliate of Blackstone, pursuant to which the Sellers have agreed to sell a portfolio of 23 industrial properties, consisting of approximately 4.0 million square feet, to the Purchaser for $241.5 million in cash, all pursuant to the terms and subject to the conditions set forth in the Sale Agreement. The earnest money deposit under the Sale Agreement is $15.0 million, which is non-refundable to the Purchaser except as expressly provided in the Sale Agreement. The transaction is expected to close by the end of the second quarter of 2013 subject to the satisfaction of certain customary closing conditions. There can be no assurance that these conditions will be satisfied or that the pending disposition will be consummated on the terms described herein, or at all.

The properties to be sold pursuant to the Sale Agreement consist of the following 23 properties:

Property	Region	Address	Square Feet
Georgia Pacific	Baltimore	4451 Georgia Pacific Boulevard	169,893
Navistar	Baltimore	4612 Navistar Drive	215,085
English Muffin	Baltimore	6900 English Muffin Way	165,598
Candlewood	Baltimore	7458 Candlewood Road	295,006
Glenn Dale	Greater Washington	7100 Holladay Tyler Road	314,923
Interstate Plaza	Greater Washington	5775 General Washington Drive	109,029
Culpeper	Greater Washington	13129 Airpark Road	149,888
Northridge	Richmond	10430-10444 Lakeridge Parkway	68,874
Northridge	Richmond	10446-10456 Lakeridge Parkway	70,472
Rivers Bend Center	Richmond	701 Liberty Way	123,200
Rivers Bend Center	Richmond	801 Liberty Way	171,092
Rivers Bend Center	Richmond	12730 Kingston Avenue	158,400
Rivers Bend Center	Richmond	13001 Kingston Avenue	40,043
Rivers Bend Center II	Richmond	500 HP Way	144,000
Rivers Bend Center II	Richmond	600 HP Way	158,408
Cavalier	Norfolk	1400 Cavalier Boulevard	299,983
Cavalier	Norfolk	3732 Cook Boulevard	94,325
Diamond Hill	Norfolk	1910 Campostella Road	153,800
Diamond Hill	Norfolk	1920 Campostella Road	216,050
Diamond Hill	Norfolk	1960 Diamond Hill Road	266,789
Diamond Hill	Norfolk	2115 Portlock Road	75,700
Enterprise Parkway	Norfolk	2000 Enterprise Parkway	402,022
Lucas Way	Norfolk	1000 Lucas Way / 514 Butler Farm Rd	182,323

Portfolio Total			4,044,903

The Sale Agreement contains customary representations and warranties of the parties thereto made to and solely for the benefit of each other, and such representations and warranties should not be relied upon by any other person. In addition, subject to the limitations and conditions in the Sale Agreement, each party has agreed to indemnify the other party against specified losses, subject to a cap of approximately $4.8 million.

The foregoing description of the Sale Agreement is not complete and is subject to and qualified in its entirety by reference to the Sale Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of which are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On May 20, 2013, the Company issued a press release announcing the execution of the Sale Agreement and the sale of I-66 Commerce Center. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Act of 1934 (the “Exchange Act”), as amended, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On April 12, 2013, a subsidiary of the Operating Partnership entered into a definitive purchase and sale agreement pursuant to which it agreed to sell I-66 Commerce Center, a 236,000 square foot industrial property in Haymarket, Virginia, to Corporate Office Properties Trust for $17.5 million in cash. As noted above, the transaction closed on May 7, 2013.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, contain forward-looking statements, including, without limitation, statements regarding the completion of the pending disposition of the Company’s industrial properties and the use of the sale proceeds from such pending disposition, within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include the Company’s ability to satisfy the closing conditions to the Sale Agreement described above, the Sellers’ ability to perform its obligations under the Sale Agreement described above and other risks detailed under “Risk Factors” in Part I, Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. We have no duty to, and do not intend to, update or revise the forward-looking statements in this discussion after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of May 17, 2013, by and among certain subsidiaries of First Potomac Realty Investment Limited Partnership and BRE/Industrial Acquisition Holdings 1, L.L.C.

99.1	Press Release dated May 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

May 20, 2013	/s/ Andrew P. Blocher
Andrew P. Blocher Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of May 17, 2013, by and among certain subsidiaries of First Potomac Realty Investment Limited Partnership and BRE/Industrial Acquisition Holdings 1, L.L.C.

99.1	Press Release dated May 20, 2013.